RenaissanceRe Holdings Ltd. Fox-Pitt Kelton Cochran Caronia Waller Bermuda in Boston Investor Conference September 2009 Exhibit 99.2

Safe Harbor Statement
Cautionary Statement under "Safe Harbor” Provisions of the Private Securities Litigation Reform Act
of 1995:
Statements made in this presentation contain information about the Company's future business prospects.  These statements may be considered "forward-looking."  These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Forward-looking statements are only as of the date they are made and we do not undertake any obligation to update or revise publicly any forward-
looking statements, whether as a result of new information, future events or otherwise. For further information regarding cautionary statements and factors affecting future results, please refer to
RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its
Annual Report on Form 10-K for the year ended December 31, 2008, and its quarterly reports on
Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009.
This presentation includes certain non-GAAP financial measures within the meaning of Regulation
G including "tangible book value per common share plus accumulated dividends”, “operating ROE”
and “managed catastrophe premium”.  A definition of such measures and a reconciliation of these measures to the most comparable GAAP figures in accordance with Regulation G is available in the
Company's July 28, 2009 Earnings Release and Financial Supplement, and in the Company’s
2003-2009
“Investor Information/Current News” or “Investor Information/ Financial Reports”.
Annual Reports. which are located on the Company's website www.renre.com under

Table of Contents
The Company: RenaissanceRe at a Glance
Holdings Overview: A Consistent Strategy
Our Strategy: Focusing on Our Competitive Strengths
Ventures: Leveraging and Expanding Our Franchise
Summary: Well-Positioned for the Future

RenaissanceRe at a Glance
Established in Bermuda in 1993 to write principally property catastrophe reinsurance,
RenaissanceRe is today a leading global provider of reinsurance and insurance coverage and related services
Traded on New York Stock Exchange (RNR)
Market cap of $3.5 billion as of September  10, 2009
Leading financial strength ratings of AA--from Standard & Poor’s and A+ from A.M. Best with stable outlooks for Renaissance Reinsurance Ltd.
Operating ROE * has averaged 18%, and tangible book value per common share plus accumulated dividends* has grown at a compounded annual rate of 17% since 1999
Underwrote $1.7 billion of GPW in 2008, in catastrophe reinsurance (57% of GPW), specialty reinsurance (9% of GPW) and Individual Risk (34% of GPW)
* Information concerning the reconciliation of non-GAAP measures can be found at the beginning of this presentation.

HOLDINGS OVERVIEW: A CONSISTENT STRATEGY 5

$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1993
1995
1997
1999
2001
2003
2005
2007
YTD 2009

We Have Generated Superior Shareholder Value
Across Market Cycles
Legend: Blue =TBVPS; Green = accumulated dividends
*Information concerning the reconciliation of Non-GAAP measures can be found at the beginning of this presentation.
** Compounded annual growth rate
Goal Remains to Grow Tangible Book Value Per Common Share (TBVPS)
Plus Accumulated Dividends* by Over 15% Over the Long-Term
1993-2009: 21% CAGR**
1999-2009: 17% CAGR**

RenRe Cat
Joint Venture**
RenRe Specialty
Individual Risk
2,000
1,600
1,200
800
400
0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
(proj. 1)*

Disciplined Diversification Has Been Key to Our Success
Note: Information concerning reconciliation of non-GAAP measures and cautionary information with respect to the 2009 projections can be found at the beginning of this presentation.
* 2009 projected premiums calculated as managed catastrophe premiums up 20%, individual risk premiums down 10%, and specialty reinsurance premiums down 20%. These estimates were disclosed on the Company’s July 29, 2009 earnings call for the quarter ended June 30, 2009.
Historical Gross Written Premiums ($ in millions)
** Joint venture premiums included in results for catastrophe and specialty reinsurance units

OUR STRATEGY: FOCUSING ON OUR COMPETITIVE STRENGTHS 8

RenaissanceRe

Superior Marketing & Relationships

- Consistent exposure based pricing
- Quick response and claims payment

Superior Risk Selection

- Premier risk modeling capabilities
- Underwriting excellence

Superior Capital Management

- Excellent financial ratings
- Multiple channels of access to capital

Superior Joint Ventures

- Matching capital to risk
- Innovation

9 We Have Important Competitive Advantages

Reinsurance

- Catastrophe Reinsurance
- Specialty Reinsurance

Individual Risk

- Multi-peril Crop
- Commercial Multi-line
- Commercial Property
- Personal Lines Property

Ventures

- Property Catastrophe Managed Joint Ventures
- Strategic Investments
- Weather Predict Consulting ("Weather Predict")
- RenRe Energy Advisors Ltd. (REAL)

10 Our Focus Remains the Same…

Agro National: Targeting continued growth in the multi-peril crop insurance business, primarily in the US

RenRe Energy Advisors Ltd: Risk mitigation services/ products for the energy and agricultural industries; also includes trading of weather derivatives

RenaissanceRe Syndicate 1458: Commenced operations in June, 2009, and licensed to write certain lines of insurance and reinsurance business

Commercial Property: Expanding presence and capabilities to write large commercial property accounts

We Screen New Opportunities With a Consistent Framework
Seek Opportunities That Meet Our Return Hurdles and Fit Our Business Model
Market
Opportunity
Credible Data/
Decision Support
Tools
Cultural Fit

VENTURES: LEVERAGING AND EXPANDING OUR FRANCHISE 12

Leveraging and Expanding Our Franchise 13 Managed Risk Capital Venture Capital RenRe Energy Advisors Ltd. (REAL) Weather Predict Consulting

Why the Ventures Strategy Works

A superior reinsurance product offering with a track record of strong underwriting results
Transaction specific coordination between Ventures, Reinsurance and
Individual Risk
Record of providing timely solutions to client needs
Underwriting management group with over ten years of experience in managing third party capital
A track record of delivering strong returns to investors

1999
Top Layer Re - Currently $4.0 billion of capital*
2000
OPCat
2001
DaVinciRe Ltd. - Currently $1.3 billion of capital
2001
Introduction of Catastrophe Portfolio Participation (CPP) product
2006
Starbound Re and Timicuan Re
2007
Starbound II
2009
Timicuan Re II

Timeline of Joint Venture Innovation 15 * Top Layer Re’s capital includes a $3.9 billion stop loss reinsurance cover provided by State Farm

The Way We See the World
Investment Banks Investment Banks
Private Equity Private Equity
Ceding Partners Ceding Partners
Public Equity Public Equity Reinsurance Reinsurance
Insurance Insurance
Joint Ventures Joint Ventures
Retrocession Retrocession
Reinsurance Reinsurance
Admitted Insurance Admitted Insurance
Excess & Surplus Lines Excess & Surplus Lines
Swaps/ Index/ ILW Swaps/ Index/ ILW
State/National/Other State/National/Other
Pools Pools
Pensions/Endowments Pensions/Endowments
Insurance Companies Insurance Companies
Capital Channels/ Partner Types Risk Channels/ Sources
Hedge Funds Hedge Funds
Managed Risk Capital Managed Risk Capital
Cat Bonds Cat Bonds
Managed Accounts/ Managed Accounts/
Funds Funds
Platforms
Debt – Banks & Others
Side Cars

Note: Areas shaded blue represent entities that are 100% owned by RenaissanceRe; orange represents CPP arrangements, and green represents joint venture entities that are managed by RenaissanceRe
Renaissance
Reinsurance Ltd.
Capital - $1.6 billion
2008 GPW - $789 million
RNR share 100%
Catastrophe
Portfolio
Participation
(CPPs)
DaVinci
Reinsurance Ltd.
Capital - $1.3 billion
2008 GPW - $367
million
RNR share - 38%
(Fees + comm. +
equity participation)
Side-cars
(Expense override +
comm. + equity
participation)**
Top Layer Reinsurance Ltd.
Capital - $4.0 billion*
2008 GPW - $55 million
RNR share 50%
(Expense override + equity
participation)
* Includes a $3.9 billion stop loss reinsurance cover provided by State Farm
Managed Cat Risk Capital---Overview
** All side-car vehicles other than Timicuan-Re-II-receive-an-expense-override

$1,200
$1,000
$800
$600
$400
$200
$0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Comparison of Retained and Managed Cat* Premiums
Legend: Blue = Catastrophe premiums retained by RenaissanceRe; Green = Premiums written on third party capital, including-the-CPP-product
*Information concerning the reconciliation of non-GAAP measures can be found at the beginning of this presentation.
Historical Gross Written Premiums ($ in millions)

SUMMARY: WELL POSITIONED FOR THE FUTURE 19

RenaissanceRe is Well Positioned for the Future
Our leadership position in the property catastrophe reinsurance business allows us to match the right capital with the right risk at the right time
We continually strive to strengthen our position as a leader in property cat reinsurance with superior risk analytics
We are focused on managing our assets efficiently, and maintaining a strong balance sheet and capitalization
Our organization is strengthened by new talent, widening our breadth of expertise
We believe our distinctive corporate culture remains a key competitive advantage
We believe we are well positioned to continue to deliver responsive solutions, to seize attractive opportunities when they arise, and to generate superior shareholder value in the years ahead

RenaissanceRe Holdings Ltd. Renaissance House 8–20 East Broadway Pembroke, HM 19 Bermuda Tel: (441) 295-4513 www.renre.com